Exhibit 99.1

Media Contact Ed Steadham 203-578-2287 esteadham@websterbank.com	Investor Contact Terry Mangan 203-578-2318 tmangan@websterbank.com

WEBSTER REPORTS FOURTH QUARTER RESULTS

WATERBURY, Conn., January 22, 2010 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced a consolidated net loss of $13.7 million for the quarter ended December 31, 2009. The net loss available to common shareholders of $54.4 million for the quarter ended December 31, 2009 included $34 million of imputed dividends related to the Warburg Pincus investment and convertible preferred exchanges completed during the quarter, which did not have any effect on capital levels at year end.

Key points for the quarter:

Increased core pre-tax, pre-provision earnings of $57.4 million compared to $56.1 million for the third quarter.

Increased tangible common equity by $71 million with completion of the Warburg Pincus investment; also bolstered common equity by exchanging common stock for $27 million par amount of outstanding Webster convertible preferred stock.

Reduced levels of provision for loan losses and net charge-offs of $67.0 million and $51.8 million, respectively, compared to $85.0 million and $64.6 million in the third quarter.

Improved net interest margin of 3.26 percent compared to 3.18 percent for the third quarter of 2009.

Improved core to total deposit ratio of 71 percent compared to 69 percent at September 30, 2009, reflecting core deposit growth of $394 million.

Improved loan-to-deposit ratio of 81 percent compared to 83 percent at September 30, 2009.

Webster Chairman and Chief Executive Officer James C. Smith said, “The fourth quarter was marked by many significant improvements in Webster’s operating fundamentals, especially as seen in stabilizing and improved credit metrics, including lower delinquencies, a reduced provision for losses, lower net charge-offs, and higher loan loss coverage. Other positive trends include improved earnings before loan loss provision, expanded net interest margin, and continuing strong core deposit growth. While our results do not yet reflect a return to profitability, our solid performance and improving trends are encouraging. Our recently announced lending and hiring initiatives reflect our positive outlook for continuing improvement throughout 2010.”

Net interest income

•

Net interest margin improved to 3.26 percent in the fourth quarter with the increase reflecting an 18 basis point decline in the cost of funds offsetting a 10 basis point decline in the yield on interest-earning assets.

•	Average interest-earning assets totaled $16.35 billion, up from $16.25 billion last quarter.

Provision for credit losses

•

$62.2 million of the $67.0 million provision for credit losses recorded in the fourth quarter was related to the Company’s continuing portfolios, and $4.8 million of the provision for credit losses was related to the discontinued liquidating portfolio.

•

Net charge-offs were $51.8 million in the fourth quarter compared to $64.6 million for the quarter ended September 30, 2009; $43.2 million was related to the continuing portfolios compared to $51.4 million in the third quarter and $8.5 million was related to the discontinued liquidating portfolio compared to $13.2 million in the third quarter.

Noninterest income

•

Noninterest income includes a net gain on sale of investment securities of $53,000 compared to a net loss of $4.7 million in the third quarter. Fourth quarter results also include a net gain of $3.6 million on the fair value accounting mark on warrants issued in connection with the Warburg Pincus investment.

Noninterest expenses

•

Noninterest expenses, inclusive of severance and other one-time costs, increased $5.1 million from the third quarter. The fourth quarter included $6.5 million in severance and other one-time costs while the third quarter included $4.2 million in such charges. Included in the $6.5 million in severance and other costs were $3.7 million in facilities related charges, reflecting actions towards full consolidation of back office facilities, and $1.1 million in fraud related expense. Foreclosed and repossessed asset write-downs of $2.7 million and $2.2 million are also included in noninterest expenses in the respective periods.

Income taxes

•

Due to the pre-tax loss, the effective tax rate for the fourth quarter was not meaningful. The Company recorded a $1.6 million tax benefit in the quarter on the $15.3 million pre-tax loss applicable to continuing operations in the period.

Investment securities

•

Total investment securities were $4.8 billion at December 31, 2009 compared to $4.6 billion at September 30, 2009. The carrying value of the available for sale portfolio included $3 million in net unrealized losses compared to net unrealized losses of $4 million at September 30, 2009, while the carrying value of the held to maturity portfolio does not reflect $61 million in net unrealized gains compared to net unrealized gains of $103 million at September 30, 2009.

Loans

•

Total loans were $11.0 billion at December 31, 2009 compared to $11.3 billion at September 30, 2009. In the fourth quarter, residential mortgage loans increased by $60.6 million while consumer, commercial and commercial real estate loans declined by $74.2 million, $239.2 million and $32.8 million, respectively. The decline in commercial loans reflects reductions of $72.2 million in asset based loans and $53.7 million in equipment finance loans, as well as the sale of the insurance premium finance subsidiary in the quarter which had $93.5 million in loans at September 30, 2009.

•

The discontinued liquidating portfolio of indirect home equity and national construction loans, included in the consumer and residential loan portfolios, declined by $13.2 million from September 30, 2009 to $219.1 million and $4.8 million, respectively.

Asset quality

•

Total nonperforming loans were $373.0 million or 3.38 percent of total loans at December 31, 2009 compared to $361.1 million or 3.19 percent at September 30, 2009. The increase in nonperforming loans reflects a combined increase of $19.9 million in non-accrual commercial real estate, residential development and asset based lending loans and a combined decrease of $8.0 million in all other loan categories.

•

Past due loans for the continuing portfolios decreased to $90.5 million at December 31, 2009 compared to $114.9 million at September 30, 2009. Past due loans for the liquidating portfolio decreased to $10.4 million at December 31, 2009 compared to $12.6 million at September 30, 2009.

Deposits and borrowings

•

Total deposits were $13.6 billion at December 31, 2009 compared to the same amount at September 30, 2009. The core categories of demand, NOW, money market and savings increased by a combined amount of $393.8 million while certificates of deposit and brokered deposits decreased by $317.9 million and $44.5 million, respectively.

•

Total borrowings were $2.0 billion, a decline of $134.9 million from $2.1 billion at September 30, 2009 primarily from maturities of FHLB advances of $118.6 million in the quarter. Borrowings represented 11.2 percent of total assets at December 31, 2009 compared to 11.9 percent at September 30, 2009.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $17.7 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 501 ATMs, telephone banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, Center Capital Corporation, an equipment finance company headquartered in Farmington, Conn., and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websteronline.com.

***

Conference Call

A conference call covering Webster’s fourth quarter earnings announcement will be held today, Friday, January 22, at 9:00 a.m. EST and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may”, “plans”, “estimates” and similar references to future periods, however such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national and international economic conditions; (2) government intervention in the U.S. financial system; (3) changes in the level of non-performing assets and charge-offs; (4) inflation, interest rate, securities market and monetary fluctuations, and management’s estimates and projections of such fluctuations; (5) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (6) changes in management’s estimate of the adequacy of the allowance for loan losses; (7) the risks associated with the continued diversification of assets and adverse changes to credit quality; (8) technological changes; (9) the Company’s ability to increase market share and control expenses; (10) changes in laws, regulations and policies (including tax, banking, securities and insurance laws, regulations and policies); (11) changes in applicable accounting policies and practice; (12) legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (13) the Company’s success at managing the risks involved in the foregoing items; and (14) the other factors that are described in the Company’s Annual Report on Form 10-K under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended December 31,		At or for the Twelve Months Ended December 31,
(In thousands, except per share data)	2009	2008	2009	2008

Net loss and performance ratios (annualized):

Net loss	$(13,696)	$(300,286)	$(75,632)	$(320,970)
Net loss per diluted common share	(0.84)	(5.91)	(2.14)	(6.42)
Return on average shareholders’ equity	(2.81)%	(61.69)%	(4.02)%	(17.55)%
Return on average tangible equity	(3.91)	(99.44)	(5.68)	(29.68)
Return on average assets	(0.31)	(6.87)	(0.43)	(1.85)

Loss from continuing operations and performance ratios (annualized):

Loss from continuing operations attributable to Webster Financial Corporation	$(13,685)	$(300,294)	$(75,934)	$(317,897)
Net loss from continuing operations per diluted common share	(0.84)	(5.91)	(2.15)	(6.36)
Return on average shareholders’ equity	(2.81)%	(61.70)%	(4.04)%	(17.39)%
Return on average tangible equity	(3.91)	(99.45)	(5.71)	(29.40)
Return on average assets	(0.31)	(6.87)	(0.43)	(1.84)
Noninterest income as a percentage of total revenue	29.06	(213.84)	27.45	(5.87)
Efficiency ratio (a)	64.88	58.96	65.92	62.38

Asset quality:

Allowance for loan losses	$341,184	$235,329	$341,184	$235,329
Nonperforming assets	401,965	263,189	401,965	263,189
Allowance for loan losses / total loans	3.09%	1.93%	3.09%	1.93%
Net charge-offs / average loans (annualized)	1.85	1.66	1.68	1.09
Nonperforming loans / total loans	3.38	1.91	3.38	1.91
Nonperforming assets / total loans plus OREO	3.63	2.15	3.63	2.15
Allowance for loan losses / nonperforming loans	91.48	101.19	91.48	101.19

Other ratios (annualized):

Tangible capital ratio	8.10%	7.70%	8.10%	7.70%
Tangible common equity ratio	5.64	4.08	5.64	4.08
Total-risk based capital (d)	15.34	15.20	15.34	15.20
Tier 1 common equity / risk weighted assets (d)	7.83	5.66	7.83	5.66
Shareholders’ equity / total assets	10.98	10.66	10.98	10.66
Interest-rate spread	3.20	3.11	3.07	3.21
Net interest margin	3.26	3.20	3.13	3.28

Share related:

Book value per common share	$19.60	$23.78	$19.60	$23.78
Tangible book value per common share	12.57	13.35	12.57	13.35
Common stock closing price	11.87	13.78	11.87	13.78
Dividends declared per common share	0.01	0.30	0.04	1.20

Common shares issued and outstanding	77,893	52,884	77,893	52,884
Basic shares (average)	71,445	52,031	60,943	52,020
Diluted shares (average)	72,747	52,031	63,917	52,020

Footnotes:

(a)	Calculated using SNL’s methodology—noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	NCLC is defined as National Construction Lending Center.
(d)	The ratios presented are projected for the 2009 reporting periods and actual for the 2008 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheet (unaudited)

(In thousands)	December 31, 2009	September 30, 2009	December 31, 2008

Assets:

Cash and due from depository institutions	$171,184	$173,437	$259,208
Short-term investments	390,310	360,618	22,154

Investment securities:
Trading, at fair value	—	—	77
Available for sale, at fair value	2,126,043	1,912,283	1,188,705
Held-to-maturity	2,658,869	2,702,881	2,522,511

Total securities	4,784,912	4,615,164	3,711,293

Loans held for sale	12,528	37,005	24,524

Loans:
Residential mortgages	2,903,637	2,843,066	3,068,441
Consumer	3,020,714	3,094,927	3,300,169
Commercial	2,930,239	3,169,425	3,586,807
Commercial real estate	2,182,120	2,214,941	2,232,174

Total loans	11,036,710	11,322,359	12,187,591
Allowance for loan losses	(341,184)	(326,406)	(235,329)

Loans, net	10,695,526	10,995,953	11,952,262

Accrued interest receivable	65,041	70,007	74,307
Prepaid FDIC premiums	79,241	—	—
Federal Home Loan Bank and Federal Reserve Bank stock	140,874	140,874	134,874
Premises and equipment, net	178,422	179,353	185,928
Goodwill and other intangible assets, net	556,752	559,592	563,926
Cash surrender value of life insurance	289,486	286,806	279,807
Deferred tax assets, net	121,733	139,458	189,337
Prepaid expenses and other assets	253,188	250,019	185,917

Total Assets	$17,739,197	$17,808,286	$17,583,537

Liabilities and Equity:

Deposits:
Demand deposits	$1,664,958	$1,571,980	$1,493,295
NOW accounts	2,912,510	2,544,260	1,802,250
Money market deposit accounts	1,991,423	2,209,145	1,356,361
Savings accounts	3,146,603	2,996,318	2,361,169
Certificates of deposit	3,830,865	4,148,759	4,677,615
Brokered deposits	85,768	130,268	194,200

Total deposits	13,632,127	13,600,730	11,884,890

Securities sold under agreements to repurchase and other short-term debt	856,846	872,030	1,570,971
Federal Home Loan Bank advances	544,651	663,210	1,335,996
Long-term debt	588,419	589,600	687,797
Accrued expenses and other liabilities	159,120	185,342	220,145

Total liabilities	15,781,163	15,910,912	15,699,799

Shareholders’ equity	1,948,393	1,887,734	1,874,119
Noncontrolling interests	9,641	9,640	9,619

Total equity	1,958,034	1,897,374	1,883,738

Total Liabilities and Equity	$17,739,197	$17,808,286	$17,583,537

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2009	2008	2009	2008
Interest income:
Loans including fees	$127,069	$168,200	$536,635	$710,621
Investment securities	54,029	40,398	206,630	157,055
Loans held for sale	364	51	2,077	1,597

Total interest income	181,462	208,649	745,342	869,273

Interest expense:
Deposits	35,937	57,154	180,804	250,182
Borrowings	15,044	25,427	69,900	113,300

Total interest expense	50,981	82,581	250,704	363,482

Net interest income	130,481	126,068	494,638	505,791
Provision for credit losses	67,000	100,000	303,000	186,300

Net interest income after provision for credit losses	63,481	26,068	191,638	319,491

Non-interest income:
Deposit service fees	30,634	30,018	119,421	120,132
Loan related fees	6,501	7,147	24,890	29,067
Wealth and investment services	6,009	6,480	24,000	28,140
Mortgage banking activities	1,456	336	6,901	1,230
Increase in cash surrender value of life insurance	2,680	2,631	10,629	10,441
Net gain (loss) on sale of investment securities	53	(4,233)	(13,810)	(6,094)
Other income	2,649	1,315	7,766	6,684

	49,982	43,694	179,797	189,600
Gain on the exchange of trust preferreds for common stock	—	—	24,336	—
Gain on early extinguishment of subordinated notes	—	—	5,993	—
Loss on write-down of investments to fair value	(77)	(129,593)	(28,477)	(219,277)
Visa share transactions	—	—	1,907	1,625
Warrants - fair value adjustment	3,552	—	3,552	—

Total non-interest income	53,457	(85,899)	187,108	(28,052)

Non-interest expenses:
Compensation and benefits	61,644	52,078	237,074	239,701
Occupancy	14,061	13,406	55,522	53,043
Furniture and equipment	15,299	15,469	60,926	61,155
Marketing	4,365	2,895	14,469	13,956
Outside services	4,209	4,101	15,015	15,758
Intangible amortization	1,409	1,463	5,743	5,939
Foreclosed and repossessed asset expenses	2,192	1,799	7,060	4,643
Foreclosed and repossessed asset write-downs	2,745	1,615	11,099	4,300
FDIC deposit insurance assessment	5,565	3,468	22,056	4,698
Other expenses	14,193	13,379	58,175	57,442

	125,682	109,673	487,139	460,635
Severance and other costs	6,533	5,905	12,255	16,158
Impairment of goodwill	—	188,866	—	198,379
FDIC special assessment	—	—	8,000	—

Total non-interest expenses	132,215	304,444	507,394	675,172

Loss from continuing operations before income taxes	(15,277)	(364,275)	(128,648)	(383,733)
Income tax benefit	(1,593)	(63,980)	(52,736)	(65,840)

Loss from continuing operations	(13,684)	(300,295)	(75,912)	(317,893)
(Loss) income from discontinued operations, net of tax	(11)	8	302	(3,073)

Consolidated net loss	$(13,695)	$(300,287)	$(75,610)	$(320,966)
Less: Net income (loss) attributable to noncontrolling interests	1	(1)	22	4

Net loss attributable to Webster Financial Corporation	(13,696)	(300,286)	(75,632)	(320,970)
Preferred stock dividends, accretion and extinguishment gain	(40,704)	(7,308)	(9,620)	(12,947)

Net loss available to common shareholders	$(54,400)	$(307,594)	$(85,252)	$(333,917)

Diluted shares (average)	72,747	52,031	63,917	52,020

Net loss per common share:
Basic
Loss from continuing operations	$(0.76)	$(5.91)	$(1.41)	$(6.36)
Net loss	(0.76)	(5.91)	(1.40)	(6.42)
Diluted
Loss from continuing operations	(0.84)	(5.91)	(2.15)	(6.36)
Net loss	(0.84)	(5.91)	(2.14)	(6.42)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
(In thousands, except per share data)	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Interest income:
Loans including fees	$127,069	$131,266	$137,533	$140,767	$168,200
Investment securities	54,029	52,975	48,799	50,827	40,398
Loans held for sale	364	716	833	164	51

Total interest income	181,462	184,957	187,165	191,758	208,649

Interest expense:
Deposits	35,937	41,977	49,982	52,908	57,154
Borrowings	15,044	16,308	17,895	20,653	25,427

Total interest expense	50,981	58,285	67,877	73,561	82,581

Net interest income	130,481	126,672	119,288	118,197	126,068
Provision for credit losses	67,000	85,000	85,000	66,000	100,000

Net interest income after provision for credit losses	63,481	41,672	34,288	52,197	26,068

Noninterest income:
Deposit service fees	30,634	30,844	29,984	27,959	30,018
Loan related fees	6,501	5,557	6,350	6,482	7,147
Wealth and investment services	6,009	6,160	6,081	5,750	6,480
Mortgage banking activities	1,456	1,406	3,433	606	336
Increase in cash surrender value of life insurance	2,680	2,692	2,665	2,592	2,631
Net gain (loss) on sale of investment securities	53	(4,728)	(13,593)	4,458	(4,233)
Other income	2,649	3,517	1,325	275	1,315

	49,982	45,448	36,245	48,122	43,694
Gain on the exchange of trust preferreds for common stock	—	—	24,336	—	—
Gain on early extinguishment of debt and swaps	—	—	—	5,993	—
Loss on write-down of investments to fair value	(77)	(1,290)	(27,110)	—	(129,593)
Warrants - fair value adjustment	3,552	—	—	—	—
Visa share transactions	—	—	1,907	—	—

Total noninterest income	53,457	44,158	35,378	54,115	(85,899)

Noninterest expenses:
Compensation and benefits	61,644	59,772	59,189	56,469	52,078
Occupancy	14,061	13,572	13,594	14,295	13,406
Furniture and equipment	15,299	15,199	15,288	15,140	15,469
Marketing	4,365	3,802	3,196	3,106	2,895
Outside services	4,209	3,628	3,394	3,784	4,101
Intangible amortization	1,409	1,421	1,450	1,463	1,463
Foreclosed and repossessed asset expenses	2,192	1,733	1,799	1,179	1,799
Foreclosed and repossessed asset write-downs	2,745	2,232	2,829	3,450	1,615
FDIC deposit insurance assessment	5,565	5,942	5,959	4,590	3,468
Other expenses	14,193	15,616	14,066	14,302	13,379

	125,682	122,917	120,764	117,778	109,673
Severance and other costs	6,533	4,169	1,313	240	5,905
FDIC special assessment	—	—	8,000	—	—
Goodwill impairment	—	—	—	—	188,866

Total noninterest expenses	132,215	127,086	130,077	118,018	304,444

Loss from continuing operations before income taxes	(15,277)	(41,256)	(60,411)	(11,706)	(364,275)
Income tax benefit	(1,593)	(22,014)	(28,536)	(593)	(63,980)

Loss from continuing operations	(13,684)	(19,242)	(31,875)	(11,113)	(300,295)
(Loss) income from discontinued operations, net of tax	(11)	—	313	—	8

Consolidated net loss	$(13,695)	$(19,242)	$(31,562)	$(11,113)	$(300,287)
Less: Net income (loss) attributable to noncontrolling interests	1	8	—	13	(1)

Net loss attributable to Webster Financial Corporation	(13,696)	$(19,250)	$(31,562)	$(11,126)	$(300,286)
Preferred stock dividends, accretion and extinguishment gain	(40,704)	(6,850)	48,361	(10,430)	(7,308)

Net (loss) income available to common shareholders	$(54,400)	$(26,100)	$16,799	$(21,556)	$(307,594)

Diluted shares (average)	72,386	66,281	53,398	52,102	52,031

Net income (loss) per common share:
Basic
(Loss) income from continuing operations	$(0.76)	$(0.39)	$0.31	$(0.41)	$(5.91)
Net (loss) income	(0.76)	(0.39)	0.31	(0.41)	(5.91)
Diluted
Loss from continuing operations	(0.84)	(0.39)	(0.66)	(0.41)	(5.91)
Net loss	(0.84)	(0.39)	(0.66)	(0.41)	(5.91)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads (unaudited)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Interest-rate spread
Yield on interest-earning assets	4.50%	4.60%	4.72%	4.82%	5.24%
Cost of interest-bearing liabilities	1.30	1.48	1.76	1.91	2.13

Interest-rate spread	3.20%	3.12%	2.96%	2.91%	3.11%

Net interest margin	3.26%	3.18%	3.04%	2.99%	3.20%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Three Months Ended December 31,	2009			2008
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$11,182,063	$127,069	4.50%	$12,769,534	$168,200	5.22%
Investment securities (b)	4,673,090	56,607	4.86	3,000,195	42,918	5.42
Loans held for sale	41,250	364	3.53	4,093	51	4.99
Federal Home Loan and Federal Reserve Bank stock	140,874	716	2.02	134,874	1,196	3.53
Short-term investments	317,183	211	0.26	11,399	40	1.38

Total interest-earning assets	16,354,460	184,967	4.50	15,920,095	212,405	5.24

Noninterest-earning assets	1,331,093			1,570,208

Total assets	$17,685,553			$17,490,303

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,639,058	$—	—%	$1,510,066	$—	—%
Savings, NOW and money market deposit accounts	7,749,872	14,429	0.74	5,550,224	17,849	1.28
Time deposits	4,110,743	21,508	2.08	4,823,332	39,305	3.24

Total deposits	13,499,673	35,937	1.06	11,883,622	57,154	1.91

Securities sold under agreements to repurchase and other short-term debt	884,867	4,449	1.97	1,446,049	6,345	1.72
Federal Home Loan Bank advances	594,919	5,259	3.46	1,384,706	8,630	2.44
Long-term debt	589,548	5,336	3.62	665,382	10,452	6.28

Total borrowings	2,069,334	15,044	2.87	3,496,137	25,427	2.87

Total interest-bearing liabilities	15,569,007	50,981	1.30	15,379,759	82,581	2.13

Noninterest-bearing liabilities	158,592			154,048

Total liabilities	15,727,599			15,533,807

Noncontrolling interests	9,638			9,577

Shareholders’ equity	1,948,316			1,946,919

Total liabilities and shareholders’ equity	$17,685,553			$17,490,303

Tax-equivalent net interest income		133,986			129,824
Less: tax-equivalent adjustment		(3,505)			(3,756)

Net interest income		$130,481			$126,068

Interest-rate spread			3.20%			3.11%

Net interest margin			3.26%			3.20%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Twelve Months Ended December 31,	2009			2008
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$11,697,078	$536,635	4.59%	$12,700,933	$710,621	5.60%
Investment securities (b)	4,150,969	217,961	5.18	2,895,616	166,312	5.56
Loans held for sale	52,131	2,077	3.98	27,366	1,597	5.83
Federal Home Loan and Federal Reserve Bank stock	137,931	2,685	1.95	127,423	5,501	4.32
Short-term investments	156,553	471	0.30	6,422	146	2.27

Total interest-earning assets	16,194,662	759,829	4.68	15,757,760	884,177	5.58

Noninterest-earning assets	1,395,821			1,546,699

Total assets	$17,590,483			$17,304,459

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,578,356	$—	—%	$1,487,661	$—	—%
Savings, NOW and money market deposit accounts	6,977,196	60,971	0.87	5,776,660	80,994	1.40
Time deposits	4,525,770	119,833	2.65	4,764,386	169,188	3.55

Total deposits	13,081,322	180,804	1.38	12,028,707	250,182	2.08

Securities sold under agreements to repurchase and other short-term debt	1,124,118	19,275	1.71	1,359,318	34,643	2.55
Federal Home Loan Bank advances	697,711	25,286	3.62	1,269,098	39,236	3.09
Long-term debt	628,145	25,339	4.03	660,146	39,421	5.97

Total borrowings	2,449,974	69,900	2.85	3,288,562	113,300	3.45

Total interest-bearing liabilities	15,531,296	250,704	1.61	15,317,269	363,482	2.37

Noninterest-bearing liabilities	168,970			149,236

Total liabilities	15,700,266			15,466,505

Noncontrolling interests	9,631			9,577

Shareholders’ equity	1,880,586			1,828,377

Total liabilities and shareholders’ equity	$17,590,483			$17,304,459

		509,125			520,695
Less: tax-equivalent adjustment		(14,487)			(14,904)

Net interest income		$494,638			$505,791

Interest-rate spread			3.07%			3.21%

Net interest margin			3.13%			3.28%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan balances (unaudited)

(Dollars in thousands)	Dec. 31, 2009	Sep. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Loan Balances (actuals):
Continuing Portfolio:
Residential mortgages	$2,898,820	$2,837,240	$2,875,415	$3,170,908	$3,049,706
Consumer	2,801,589	2,863,622	2,910,275	2,979,117	3,016,524
Commercial	1,505,956	1,619,284	1,711,995	1,738,640	1,797,135
Equipment financing	897,802	951,500	998,258	1,016,718	1,037,077
Asset based lending	526,481	598,641	623,357	659,694	752,595
Commercial real estate	2,067,862	2,086,298	2,091,811	2,094,751	2,070,641
Residential development	114,258	128,643	143,965	155,544	161,533

Total continuing	10,812,768	11,085,228	11,355,076	11,815,372	11,885,211
Allowance for loan losses	(287,784)	(269,306)	(264,159)	(226,562)	(191,426)

Total continuing, net	10,524,984	10,815,922	11,090,917	11,588,810	11,693,785

Liquidating Portfolio:
NCLC (c)	4,817	5,826	6,540	13,174	18,735
Consumer	219,125	231,305	249,086	266,913	283,645

Total liquidating portfolio	223,942	237,131	255,626	280,087	302,380
Allowance for loan losses	(53,400)	(57,100)	(41,840)	(44,367)	(43,903)

Total liquidating, net	170,542	180,031	213,786	235,720	258,477

Total Loan Balances (actuals)	11,036,710	11,322,359	11,610,702	12,095,459	12,187,591
Allowance for loan losses	(341,184)	(326,406)	(305,999)	(270,929)	(235,329)

Loans (net)	$10,695,526	$10,995,953	$11,304,703	$11,824,530	$11,952,262

Loan Balances (average):
Continuing Portfolio:
Residential mortgages	$2,860,204	$2,831,440	$3,127,099	$3,092,512	$3,449,202
Consumer	2,834,923	2,884,543	2,951,691	3,012,178	2,989,393
Commercial	1,548,470	1,675,289	1,750,996	1,784,062	1,811,527
Equipment finance	930,050	975,552	1,011,999	1,026,322	1,015,340
Asset based lending	577,330	622,472	652,197	701,263	842,148
Commercial real estate	2,075,754	2,089,643	2,090,615	2,083,861	2,182,228
Residential development	125,320	139,040	150,674	158,924	161,533

Total continuing	10,952,051	11,217,979	11,735,271	11,859,122	12,451,371
Allowance for loan losses	(277,870)	(260,472)	(248,701)	(204,619)	(167,230)

Total continuing, net	10,674,181	10,957,507	11,486,570	11,654,503	12,284,141

Liquidating Portfolio:
NCLC (c)	5,661	6,414	10,090	15,675	24,199
Consumer	224,351	240,675	258,001	276,219	293,964

Total liquidating portfolio	230,012	247,089	268,091	291,894	318,163
Allowance for loan losses	(53,400)	(57,100)	(41,840)	(44,367)	(43,903)

Total liquidating, net	176,612	189,989	226,251	247,527	274,260

Total Loan Balances (average)	11,182,063	11,465,068	12,003,362	12,151,016	12,769,534
Allowance for loan losses	(331,270)	(317,572)	(290,541)	(248,986)	(211,133)

Loans (net)	$10,850,793	$11,147,496	$11,712,821	$11,902,030	$12,558,401

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Nonperforming Assets (unaudited)

(Dollars in thousands)	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Nonperforming loans:
Continuing Portfolio:
Residential mortgages	$70,311	$66,180	$59,775	$55,962	$48,731
Performing non-accrual residential mortgages	39,256	43,581	33,822	10,849	3,771
Commercial	56,632	61,746	68,979	65,073	32,915
Equipment financing	30,152	31,784	35,675	16,056	13,138
Asset based lending	13,982	5,064	24,456	29,353	17,072
Commercial real estate	56,144	47,644	16,707	12,604	8,032
Residential development	47,264	44,821	46,808	54,147	48,628
Consumer	31,299	33,837	33,816	37,518	29,627
Performing non-accrual consumer	7,456	6,000	4,534	2,652	312

Nonperforming loans - continuing portfolio	352,496	340,657	324,572	284,214	202,226

Liquidating Portfolio:
NCLC (c)	3,408	4,089	5,628	12,259	12,821
Performing non-accrual NCLC	825	825	—	—	581
Consumer	13,915	14,030	19,521	19,510	16,757
Performing non-accrual consumer	2,333	1,475	674	185	181

Nonperforming loans - liquidating portfolio	20,481	20,419	25,823	31,954	30,340

Total nonperforming loans	$372,977	$361,076	$350,395	$316,168	$232,566

Other real estate owned and repossessed assets:
Continuing Portfolio:
Residential mortgages	$4,131	$2,872	$1,808	$1,399	$1,863
Commercial	11,621	13,225	9,340	10,361	9,782
Equipment financing	6,522	8,479	10,322	13,352	13,086
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Consumer	5,017	4,833	5,571	369	1,244

Total continuing	27,291	29,409	27,041	25,481	25,975

Liquidating Portfolio:
NCLC (c)	1,401	3,108	5,836	5,563	3,519
Consumer	296	—	931	1,139	1,129

Nonperforming loans - liquidating portfolio	1,697	3,108	6,767	6,702	4,648

Total other real estate owned and repossessed assets	$28,988	$32,517	$33,808	$32,183	$30,623

Total nonperforming assets	$401,965	$393,593	$384,203	$348,351	$263,189

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Past due 30-89 days:

Accruing loans:
Continuing Portfolio:
Residential mortgages	$36,086	$38,927	$39,955	$45,798	$45,909
Commercial	7,870	9,735	8,460	8,033	15,817
Equipment financing	10,642	10,407	13,464	16,404	9,860
Asset based lending	—	—	—	145	3,676
Commercial real estate	8,184	23,872	19,053	8,373	7,158
Residential development	551	776	3,210	1,004	2,096
Consumer	27,214	31,178	28,354	33,092	33,848

Past Due 30-89 days - continuing portfolio	90,547	114,895	112,496	112,849	118,364

Liquidating Portfolio:
NCLC (c)	582	910	1	1	4,487
Consumer	9,804	11,680	9,880	12,244	15,621

Past Due 30-89 days - liquidating portfolio	10,386	12,590	9,881	12,245	20,108

Accruing loans past due 90 days or more:
Residential mortgages	—	—	—	—	—
Commercial	50	2,685	445	573	459
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	236	206	475	—	450
Residential development	—	—	—	150	201
Consumer	—	—	—	—	—

Accruing loans past due 90 days or more:	286	2,891	920	723	1,110

Total past due loans	$101,219	$130,376	$123,297	$125,817	$139,582

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Credit Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Beginning balance	$336,511	$316,037	$281,729	$245,829	$198,669
Provision	67,000	85,000	85,000	66,000	100,000
Allowance for sold loans	(469)	—	—	—	—

Charge-offs continuing portfolio:
Residential mortgages	2,858	2,721	4,793	2,964	3,778
Commercial	6,094	13,729	8,983	5,388	5,416
Equipment financing	13,302	7,939	6,324	2,236	1,222
Asset based lending	1,099	15,926	5,297	2,981	176
Commercial real estate	4,605	—	—	—	53
Residential development	6,600	3,019	2,350	48	30,158
Consumer	10,723	10,237	10,242	6,541	3,887

Charge-offs continuing portfolio	45,281	53,571	37,989	20,158	44,690

Charge-offs liquidating portfolio:
NCLC (c)	1,068	135	3,387	2,086	777
Consumer	8,232	13,256	10,825	9,911	8,779

Charge-offs liquidating portfolio	9,300	13,391	14,212	11,997	9,556

Total charge-offs	54,581	66,962	52,201	32,155	54,246

Recoveries continuing portfolio:
Residential mortgages	82	277	115	24	85
Commercial	476	435	230	378	225
Equipment financing	898	821	203	287	177
Asset based lending	55	—	—	5	129
Commercial real estate	—	—	—	—	—
Residential development	—	—	9	—	—
Consumer	535	642	702	766	180

Recoveries continuing portfolio	2,046	2,175	1,259	1,460	796

Recoveries liquidating portfolio:
NCLC (c)	614	62	825	528	595
Consumer	168	132	187	67	15

Recoveries liquidating portfolio	782	194	1,012	595	610

Total recoveries	2,828	2,369	2,271	2,055	1,406

Total net charge-offs	51,753	64,593	49,930	30,100	52,840

Change in unfunded commitments	—	67	(762)	—	—

Ending balance	$351,289	$336,511	$316,037	$281,729	$245,829

Components:
Allowance for loan losses	$341,184	$326,406	$305,999	$270,929	$235,329
Reserve for unfunded credit commitments	10,105	10,105	10,038	10,800	10,500

Allowance for credit losses	$351,289	$336,511	$316,037	$281,729	$245,829

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Asset Quality Ratios

	For the Three Months Ended
(Dollars in thousands)	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008

Total Portfolio
Allowance for loan losses / total loans	3.09%	2.88%	2.64%	2.24%	1.93%
Net charge-offs / average loans (annualized)	1.85	2.25	1.66	0.99	1.66
Nonperforming loans / total loans	3.38	3.19	3.02	2.61	1.91
Nonperforming assets / total loans plus OREO	3.63	3.47	3.30	2.87	2.15
Allowance for loan losses / nonperforming loans	91.48	90.40	87.33	85.69	101.19

Continuing Portfolio
Allowance for loan losses / total loans	2.66%	2.43%	2.33%	1.92%	1.61%
Net charge-offs / average loans (annualized)	1.58	1.83	1.25	0.63	1.41
Nonperforming loans / total loans	3.26	3.07	2.86	2.41	1.70
Nonperforming assets / total loans plus OREO	3.50	3.33	3.09	2.62	1.92
Allowance for loan losses / nonperforming loans	81.64	79.05	81.39	79.72	97.05

Liquidating Portfolio
NCLC (C)
Allowance for loan losses / total loans	18.68%	17.16%	23.00%	30.86%	30.01%
Net charge-offs / average loans (annualized)	32.08	4.55	101.57	39.76	2.99
Nonperforming loans / total loans	87.88	84.35	86.06	93.05	71.53
Allowance for loan losses / nonperforming loans	21.26	20.35	26.72	33.16	41.96

Consumer
Allowance for loan losses / total loans	23.96%	24.25%	16.19%	15.10%	13.50%
Net charge-offs / average loans (annualized)	14.38	21.81	16.49	14.26	11.93
Nonperforming loans / total loans	7.41	6.70	8.11	7.38	5.97
Allowance for loan losses / nonperforming loans	323.12	361.82	199.73	204.63	225.99

See Selected Financial Highlights for footnotes.